THRIVENT MUTUAL FUNDS

Supplement to Prospectuses dated February 28, 2007

With respect to

Thrivent Small Cap Stock Fund

The "Portfolio Management" section of the prospectuses is amended with respect to the following Fund:

The paragraph under Thrivent Small Cap Stock Fund is deleted and replaced with the following:

David A. Maule, CFA serves as portfolio manager of Thrivent Small Cap Stock Fund. He has been with Thrivent since 1998 and, since 2004, served as associate portfolio manager of the Fund. Prior to serving as associate portfolio manager, Mr. Maule served as a senior equity research analyst for Thrivent since 2002.

The date of this Supplement is June 8, 2007

Please include this Supplement with your Prospectus